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                                                                    Exhibit 99.1

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                 CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT


                                       by

                                MGI PHARMA, Inc.

                                       and

                            Deerfield Partners, L.P.,

                                       and

                         Deerfield International Limited

                                      dated

                                November 27, 2002



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                 CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT

         This CONVERTIBLE NOTE AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made as of November 27, 2002, by MGI PHARMA, Inc., a Minnesota corporation (the "Company"), Deerfield Partners, L.P., a Delaware limited partnership ("Deerfield Partners"), and Deerfield International Limited, a corporation formed under the laws of the British Virgin Islands ("Deerfield International") (Deerfield Partners and Deerfield International are referred to herein as the "Investors").

                                    Recitals

         WHEREAS, the Company desires to sell, and Investors desire to buy, convertible notes and warrants to purchase shares of the Company on the terms and subject to the conditions set forth in this Agreement and in the promissory notes and warrants executed and delivered concurrently with this Agreement.

         NOW, THEREFORE, in consideration of the mutual representations, warranties and agreements contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                 I. Issuance and Purchase of Notes and Warrants

         Subject to the terms and conditions of this Agreement, the Company shall issue and sell to each of the Investors, and each Investor shall purchase from the Company as follows:

         (a) a convertible promissory note in the aggregate principal amount set forth opposite such Investor's name on Schedule 1 attached hereto ("Schedule 1"), subject to any adjustment as provided in such note, bearing interest at the rate of 3% per annum, due December 1, 2007, convertible into the number of shares of the Company's Common Stock, par value $.01 per share (the "Common Stock") set forth opposite such Investor's name on Schedule 1 at a conversion price per share of $7.00, in substantially the form attached hereto as Exhibit A;

         (b) a convertible promissory note in the aggregate principal amount set forth opposite such Investor's name on Schedule 1, subject to any adjustment as provided in such note, bearing interest at the rate of 3% per annum, due December 1, 2007, convertible into the number of shares of Common Stock set forth opposite such Investor's name on Schedule 1 at a conversion price per share of $8.75, in substantially the form attached hereto as Exhibit A, together with a warrant to purchase the number of shares of Common Stock set forth opposite such Investor's name on Schedule 1 at an exercise price per share of $8.75, subject to any adjustment as provided in such warrant, in substantially the form attached hereto as Exhibit B; and

         (c) a convertible promissory note in the aggregate principal amount set forth opposite such Investor's name on Schedule 1, subject to any adjustment as provided in such note, bearing interest at the rate of 3% per annum, due December 1, 2007, convertible into the number of shares of Common Stock set forth opposite such Investor's name on Schedule 1 at a conversion price per share of $10.50, in substantially the form attached hereto as Exhibit A, together with a warrant to purchase the number shares of Common Stock set forth opposite such Investor's name

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on Schedule 1 at an exercise price per share of $10.50, subject to any adjustment as provided in such warrant, in substantially the form attached hereto as Exhibit B.

The convertible promissory notes issued by the Company and purchased by the Investor pursuant to subparagraphs (a) - (c) above are collectively referred to herein as the "Notes." The warrants issued by the Company and purchased by Investor pursuant to subparagraphs (b) and (c) above are collectively referred to herein as the "Warrants." Any shares of Common Stock issuable upon conversion of the Notes and upon exercise of the Warrants are referred to herein as the "Conversion Shares" and the "Warrant Shares," respectively, and collectively as the "Shares." The Notes, the Warrants, the Conversion Shares and the Warrant Shares are collectively referred to herein as the "Securities." This Agreement, the Notes and the Warrants are collectively referred to herein as the "Agreements." The aggregate consideration of the Notes and the Warrants shall be $21 million (the "Purchase Price").

                                  II. Closing

         2.1 At the Closing (as defined in Section 2.2 below), the Company will sell to each of the Investors, and each of the Investors will purchase from the Company, upon the terms and conditions hereinafter set forth, the Notes and the Warrants for the Purchase Price as set forth opposite each such Investor's name on Schedule 1.

         2.2 The completion of the purchase and sale of the Notes and the Warrants (the "Closing") will occur on a date and at a time to be specified (the "Closing Date") by the Company and the Investors. The Investors will be notified of the Closing Date in advance of the Closing. The Closing will occur on the Closing Date at the offices of the Company's counsel or at such other place as may be agreed upon by the Company and the Investors. At the Closing, the Company will deliver to the Investors, or a representative of the Investors, the Notes and the Warrants each to be registered in the name of the Investor and executed on behalf of the Company by a duly authorized officer of the Company.

         The Company's obligation to issue the Notes and the Warrants to the Investors will be subject to the following conditions, any one or more of which may be waived by the Company: (a) prior receipt by the Company of a wire transfer of funds in the full amount of Purchase Price; (b) the accuracy of the representations and warranties made by the Investors as of the Closing; (c) the fulfillment of those undertakings of the Investors to be fulfilled at or prior to the Closing; and (d) the Closing Date shall have occurred no later than December 4, 2002.

         The Investors' obligation to purchase the Notes and the Warrants will be subject to the following conditions, any of which may be waived by the
Investors: (a) the representations and warranties of the Company set forth herein shall be true and correct as of the Closing Date in all material respects, except that, to the extent that any representation or warranty already contains a qualification as to materiality, such representation or warranty shall be true and correct as of the Closing Date, and (b) the Investors shall have received such documents from the Company as Investors will reasonably have requested, including an opinion of counsel to the Company as to the matters set forth in Sections 3.1, 3.2, 3.3 and 3.4 and as to exemption from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") of the sale of the notes and warrants.

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         III. Representations, Warranties and Covenants of the Company.

         The Company hereby represents and warrants to, and covenants with, the Investors, as follows:

         3.1 Organization. The Company is duly incorporated and validly existing in good standing under the laws of the jurisdiction of its incorporation. The Company has full power and authority to own, operate and occupy its properties and to conduct its business as presently conducted and as described in the documents filed by the Company under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since the end of its most recently completed fiscal year through the date hereof, including, without limitation, its annual report on Form 10-K for the year ended December 31, 2001, its quarterly reports on Form 10-Q for the quarters ending September 30, 2002, June 30, 2002 and March 31, 2002, and its current report on Form 8-K filed with the Securities and Exchange Commission (the "SEC") on April 17, 2002, (the "Exchange Act Documents") and is registered or qualified to do business and in good standing in each jurisdiction in which the nature of the business conducted by it or the location of the properties owned or leased by it requires such qualification and where the failure to be so qualified would have a material adverse effect upon the financial condition, earnings, business or business prospects, properties or operations of the Company (a "Material Adverse Effect"), and no proceeding has been instituted in any such jurisdiction, revoking, limiting or curtailing, or seeking to revoke, limit or curtail, such power and authority or qualification.

         3.2 Due Authorization. The Company has all requisite power and authority to execute, deliver and perform its obligations under the Agreements, and the Agreements have been duly authorized and validly executed and delivered by the Company and constitute legal, valid and binding agreements of the Company enforceable against the Company in accordance with their terms, except as rights to indemnity and contribution may be limited by state or federal securities laws or the public policy underlying such laws, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         3.3 Valid Issuance. The Notes being purchased by the Investors hereunder, the Conversion Shares, upon issuance in accordance with the Notes, and the Warrant Shares, upon issuance in accordance with the Warrants, will, upon issuance and payment therefor pursuant to the terms of the Agreements, be duly authorized, validly issued, fully-paid and nonassessable.

         3.4 Non-Contravention. The execution and delivery of the Agreements, the issuance and sale of the Securities to be sold by the Company thereunder, the fulfillment of the terms thereof and the consummation of the transactions contemplated thereby will not: (a) conflict with or constitute a violation of, or default (with the passage of time or otherwise) under, (i) any material bond, debenture, note or other evidence of indebtedness, lease, contract, indenture, mortgage, deed of trust, loan agreement, joint venture or other agreement or instrument to which the Company is a party or by which its properties are bound,
(ii) the charter, by-laws or other organizational documents of the Company, or
(iii) any law, administrative regulation, ordinance or order of any court or governmental agency, arbitration panel or authority applicable to the

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Company or its properties, except in the case of clauses (i) and (iii) for any such conflicts, violations or defaults which are not reasonably likely to have a Material Adverse Effect; or (b) result in the creation or imposition of any lien, encumbrance, claim, security interest or restriction whatsoever upon any of the material properties or assets of the Company or an acceleration of indebtedness pursuant to any obligation, agreement or condition contained in any material bond, debenture, note or any other evidence of indebtedness or any material indenture, mortgage, deed of trust or any other agreement or instrument to which the Company is a party or by which any of them is bound or to which any of the material property or assets of the Company is subject. No consent, approval, authorization or other order of, or registration, qualification or filing with, any regulatory body, administrative agency, or other governmental body in the United States or any other person is required for the execution and delivery of the Agreements and the valid issuance and sale of the Securities to be sold pursuant to the Agreements, other than such as have been made or obtained, and except for any post-closing securities filings or notifications required to be made under federal or state securities laws.

         3.5 Capitalization. The capitalization of the Company as of September 30, 2002 is as set forth in the most recent applicable Exchange Act Document, increased as set forth in the next sentence. The Company has not issued any capital stock since that date other than pursuant to (a) employee benefit plans disclosed in the Exchange Act Documents, or (b) outstanding warrants, options or other securities disclosed in the Exchange Act Documents. The outstanding shares of capital stock of the Company have been duly and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except as set forth in or contemplated by the Exchange Act Documents, there are no outstanding rights (including, without limitation, preemptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any unissued shares of capital stock or other equity interest in the Company, or any contract, commitment, agreement, understanding or arrangement of any kind to which the Company is a party or of which the Company has knowledge and relating to the issuance or sale of any capital stock of the Company, any such convertible or exchangeable securities or any such rights, warrants or options. Without limiting the foregoing, except for the registration rights contemplated in this Agreement, no preemptive right, co-sale right, right of first refusal, registration right, or other similar right exists with respect to the Securities or the issuance and sale thereof. No further approval or authorization of any shareholder, the Board of Directors of the Company or others is required for the issuance and sale of the Securities. Except as disclosed in the Exchange Act Documents, there are no shareholder agreements, voting agreements or other similar agreements with respect to the capital stock of the Company to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's shareholders.

         3.6 Legal Proceedings. There is no material legal or governmental proceeding pending or, to the knowledge of the Company, threatened to which the Company is or may be a party or of which the business or property of the Company is subject that is required to be disclosed and that is not so disclosed in the Exchange Act Documents. To the knowledge of the Company, there are no facts which, if known by a potential claimant, governmental authority or self regulatory organization, would give rise to a claim or proceeding which would be reasonably likely to have a Material Adverse Effect.

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         3.7  No Violations. The Company is not in violation of its charter, bylaws, or other organizational document, or in violation of any law, administrative regulation, ordinance or order of any court, self regulatory organization or governmental agency, arbitration panel or authority applicable to the Company, which violation, individually or in the aggregate, would be reasonably likely to have a Material Adverse Effect, or in default (and there exists no condition which, with the passage of time or otherwise, would constitute a default) in any material respect in the performance of any bond, debenture, note or any other evidence of indebtedness in any indenture, mortgage, deed of trust or any other material agreement or instrument to which the Company is a party or by which the Company is bound or by which the properties of the Company are bound, which would be reasonably likely to have a Material Adverse Effect.

         3.8 Governmental Permits, Etc. With the exception of the matters which are dealt with separately in Sections 3.1, 3.12, 3.13, and 3.14 the Company has all necessary franchises, licenses, certificates and other authorizations from any foreign, federal, state or local government or governmental agency, department, or body that are currently necessary for the operation of the business of the Company as currently conducted and as described in the Exchange Act Documents except where the failure to currently possess such documents or authorizations could not reasonably be expected to have a Material Adverse Effect.

         3.9 Intellectual Property. Except as specifically disclosed in the Exchange Act Documents (a) the Company owns or possesses sufficient rights to use all material patents, patent rights, trademarks, copyrights, licenses, inventions, trade secrets, trade names, know-how, confidential information and other intellectual property (collectively, "Intellectual Property") described or referred to in the Exchange Act Documents as owned or possessed by it or that are necessary for the conduct of its business as now conducted or as proposed to be conducted as described in the Exchange Act Documents except where the failure to currently own or possess such Intellectual Property would not have a Material Adverse Effect, (b) the Company is not, to its knowledge, infringing, and has not received any notice of, nor has any knowledge of, any asserted infringement by the Company of, any rights of a third party with respect to any Intellectual Property that, individually or in the aggregate, would have a Material Adverse Effect and (c) the Company has not received any notice of, or has any knowledge of, infringement by a third party with respect to any Intellectual Property rights of the Company that, individually or in the aggregate, would have a Material Adverse Effect.

         3.10 Financial Statements; Accountants. The financial statements of the Company and the related notes contained in the Exchange Act Documents present fairly and accurately in all material respects the financial position of the Company as of the dates indicated, and the results of its operations and cash flows for the periods therein specified, and such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods specified therein, except as may be included in the notes to such financial statements, or in the case of unaudited financial statements, as may be permitted by the rules of the SEC for Form 10-Q under the Exchange Act and except as disclosed in the Exchange Act Documents. The other financial information contained in the Exchange Act Documents has been prepared on a basis consistent with the financial statements of the Company. No other financial statements or schedules are required to be included in the Exchange Act Documents. Except for the transactions contemplated by this Agreement, the Company has no indebtedness or long-term commitments not disclosed in the Exchange Act

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Documents. KPMG, LLP, who the Company expects will consent to the inclusion in the Registration Statement of its opinion with respect to the financial statements to be incorporated by reference from the Company's Annual Report on Form 10-K for the year ended December 31, 2001 into the Registration Statement and the prospectus which forms a part thereof, are independent accountants as required by the Securities Act and the rules and regulations promulgated thereunder.

     3.11 No Material Adverse Change. Except as disclosed in the Exchange Act Documents, since September 30, 2002, there has not been (a) any material adverse change in the financial condition, earnings, business, properties or operations of the Company, (b) any material adverse event affecting the Company, (c) any obligation, direct or contingent, that is material to the Company considered as one enterprise, incurred by the Company, except obligations incurred in the ordinary course of business, (d) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company, or (e) any loss or damage (whether or not insured) to the physical property of the Company which has been sustained that is material to the Company.

     3.12 Nasdaq Compliance. The Company's Common Stock is registered pursuant to Section 12(g) of the Exchange Act and is listed on the National Market of The Nasdaq Stock Market, Inc. (the "Nasdaq National Market"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the Nasdaq National Market, nor has the Company received any notification that the SEC or the National Association of Securities Dealers, Inc. ("NASD") is contemplating terminating such registration or listing.

     3.13 Reporting Status. The Company has filed in a timely manner all documents that the Company was required to file under the Exchange Act during the 12 months preceding the date of this Agreement. The Company's Exchange Act Documents and the following documents complied in all material respects with the SEC's requirements as of their respective filing dates, and the information contained therein as of the date thereof, and such information, together with any information which may have otherwise been provided to the Investors in connection with this Agreement or made publicly available, taken as a whole as of the date hereof, did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading: the proxy statement filed pursuant to Section 14(a) of the Exchange Act on March 29, 2002, and all other documents filed by the Company with the SEC during the 12 months preceding the date of this Agreement pursuant to the reporting requirements of the Exchange Act. The Company is eligible to register the resale of the Shares on a registration statement on Form S-3 under the Act.

     3.14 Listing. The Company will comply with all of the requirements of the NASD with respect to the issuance of the Shares and the listing thereof on the Nasdaq National Market no later than the earlier of (a) the effective date of the Registration Statement (as defined in Section 6.1), and (b) the first anniversary of the Closing Date.

     3.15 No Manipulation of Stock. The Company has not taken and will not, in violation of applicable law, take, any action designed to or that might reasonably be expected to cause or

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result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

     3.16 Company not an "Investment Company". The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Company is not, and immediately after receipt of payment for the Securities will not be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

     3.17 Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has
(a) directly or indirectly, used any funds for unlawful contributions, gifts or entertainment or to pay other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payments to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (d) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

     3.18 Contracts. The contracts that are described in the Exchange Act Documents as current contracts are in full force and effect on the date hereof, and neither the Company nor, to the Company's knowledge, any other party to such contracts is in breach of or default under any of such contracts which would have a Material Adverse Effect.

     3.19 Taxes. The Company has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been or might be asserted or threatened against it which would have a Material Adverse Effect.

     3.20 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Securities to be sold to the Investors hereunder will be, or will have been, fully paid or provided for by the Company and all laws imposing such taxes will be or will have been fully complied with.

     3.21 Private Offering, Offering Materials. Assuming that the representations and warranties of the Investors set forth in Section 4.1 are accurate, the offer and sale of Securities pursuant to the Agreements are exempt from registration under the Securities Act. The Company has not conducted any general solicitation or general advertising as those terms are defined in Regulation D under the Securities Act in connection with the offer and sale of Securities and has not distributed and will not distribute prior to the Closing Date any offering material in connection with the sale of the Securities other than the documents of which this Agreement is a part or the Exchange Act Documents. The Company has not in the past nor will it hereafter take any action to sell, offer for sale or solicit offers to buy any securities of the Company which would bring the offer, issuance or sale of the Securities as contemplated by the

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Agreements, within the provisions of Section 5 of the Securities Act, unless such offer or sale was or will be within the exemptions under Section 4 of the Securities Act.

         IV. Representations, Warranties and Covenants of the Investors

     4.1 Accredited Investor. Each of the Investors represents and warrants to, and covenants with, the Company that: (a) the Investor is an "accredited investor" as defined in Regulation D under the Securities Act and the Investor is also knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in securities presenting an investment decision like that involved in the purchase of the Securities, including investments in securities issued by the Company and investments in comparable companies, and has had the opportunity to request, receive, review and consider all information that it deemed relevant in making an informed decision to purchase the Securities; (b) the Investor is acquiring the Securities in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Securities or any arrangement or understanding with any other persons regarding the distribution of such Securities; (c) the Investor will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Securities except in compliance with the Securities Act, applicable state securities laws and the respective rules and regulations promulgated thereunder or exemptions therefrom; and (d) the Investor has, in connection with its decision to purchase the Securities, relied only upon the Exchange Act Documents, any materials requested and received pursuant to clause (a) above and the representations and warranties of the Company contained herein. Each of the Investors understand that neither the offering nor the acquisition of the Securities has been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of the Investor's investment intent as expressed herein.

     4.2 No Offshore Offering. Each of the Investors acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company that would permit an offering of the Securities, or possession or distribution of offering materials in connection with the issue of the Securities, in any jurisdiction outside the United States where legal action by the Company for that purpose is required. Each Investor outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Securities or has in its possession or distributes any offering materials in all cases at its own expense.

     4.3 Compliance With Prospectus Delivery Requirements. Each of the Investors hereby covenants with the Company not to make any sale of the Securities without complying with the provisions of the Agreements and without causing the prospectus delivery requirement, if any, under the Securities Act, or an exemption therefrom, to be satisfied, and each of the Investors acknowledges that the Notes and Warrants will be imprinted with a legend that prohibits their transfer except in accordance therewith. Each of the Investors acknowledges that there may occasionally be times when the Company determines that it must suspend the use of the prospectus forming a part of the Registration Statement, as set forth in Section 6.2(c).

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     4.4 Authority. Each of the Investors further represents and warrants to, and covenants with, the Company that (a) the Investor has full right, power, authority and capacity to enter into the Agreements and to consummate the transactions contemplated thereby and has taken all necessary action to authorize the execution, delivery and performance of the Agreements, and (b) the Agreements constitute the valid and binding obligations of the Investor enforceable against the Investor in accordance with their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Investor herein may be legally unenforceable.

     4.5 Short Positions. The Investors will not use any of the Shares to cover any short position in the Common Stock if doing so would be in violation of applicable securities laws.

     4.6 No Investment Advice. Each of the Investors understands that nothing in the Exchange Act Documents, the Agreements or any other materials presented to the Investor in connection with the purchase and sale of the Securities constitutes legal, tax or investment advice. Each of the Investors has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Securities.

     4.7 Confidential Information. Each of the Investors represents to the Company that, at all times during the Company's offering of the Securities, the Investor has maintained in confidence all non-public information regarding the Company received by the Investor from the Company or its agents, including information about the offering of the Securities under the Agreements, and covenants that it will continue to maintain in confidence such information until such information (a) becomes generally publicly available other than through a violation of this provision by the Investor or its agents or (b) is required to be disclosed in legal proceedings (such as by deposition, interrogatory, request for documents, subpoena, civil investigation demand, filing with any governmental authority or similar process); provided, however, that before making any use or disclosure in reliance on this Section 4.7, the Investor will give the Company prior written notice (or as otherwise required by law) specifying the circumstances giving rise thereto and will furnish only that portion of the non-public information which is legally required and will exercise its best efforts to obtain reliable assurance that confidential treatment will be accorded any non-public information so furnished. Each of the Investors further understands that by virtue of this Section 4.7 and the provisions of Section 5.2, it may be prohibited from selling any Shares while it is in possession of material non-public information regarding the Company.

                            V. Additional Agreements

     5.1 Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Investors herein will survive the execution of this Agreement, the delivery to the Investors of the Securities being purchased and the payment therefor.

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     5.2 Limitations on Future Issuances. Unless otherwise waived by the
Investors in writing, commencing on the date of this Agreement, the Company will not consummate any agreement or arrangement to raise additional capital through public or private offerings of either debt or equity until the earlier to occur of: (a) the Company's disclosure of Phase 3 clinical trial data relating to its product candidate palonosetron at the annual meeting of the American Society of Clinical Oncology to be held May 31--June 3, 2003; or (b) December 31, 2003. Notwithstanding the foregoing, the Company may conduct an equity offering provided the per share offering price shall be at or above $9.00. None of the foregoing provisions shall limit the Company's ability to enter into licensing or co-promotion agreements or arrangements entered into in the ordinary course of business.

     5.3 Reservation of Shares. The Company shall at all times during the period the Notes and the Warrants are outstanding reserve from its authorized and unissued Common Stock, solely for the purpose of issuance, directly or indirectly, upon the conversion of the Notes and exercise of the Warrants, a sufficient number of shares of Common Stock to provide for the issuance of Common Stock upon conversion of all outstanding Notes and exercise of all outstanding Warrants.

     5.4 Press Release. The Company shall provide to Investors a copy of any press release describing the transactions contemplated by this Agreement in order to provide Investors with an opportunity to comment on the content therof prior to the issuance by the Company of such press release.

    VI. Registration of the Securities; Compliance with the Securities Act.

     6.1 Registration Procedures and Other Matters. The Company will:

     (a) Subject to receipt of necessary information from the Investors, prepare and file with the SEC, within 10 business days after the Closing Date, a registration statement on Form S-3 (the "Registration Statement"), a copy of which such Registration Statement shall be provided to the Investors prior to filing in order to provide Investors with an opportunity to comment on the Plan of Distribution Section thereof, to enable the resale of the Shares by the Investors, or a permitted transferee of an Investor, from time to time through the automated quotation system of the Nasdaq National Market, in privately-negotiated transactions or in other transactions permitted under the Registration Statement;

     (b) Use its best efforts, subject to receipt of necessary information from the Investors, to cause the Registration Statement to become effective within 30 days (or 90 days in the event that the Registration Statement is selected for review by the staff of the SEC) after the Registration Statement is filed by the Company (or, if such 30th or 90th day is not a business day, the first business day thereafter), such efforts to include, without limiting the generality of the foregoing, preparing and filing with the SEC in such 30-day or 90-day period any financial statements that are required to be filed prior to the effectiveness of such Registration Statement;

     (c) Use its best efforts to prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement current, effective and free from any material misstatement or omission to state a material fact until such time as the Investors may sell any remaining Shares without restriction by the volume limitations of Rule 144(e) of the Securities Act;

     (d) Furnish to the Investors such number of copies of the Registration Statement, prospectus and preliminary prospectus in conformity with the requirements of the Securities Act and such other documents as the Investors may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Shares by the Investors; provided, however, that the obligation of the Company to deliver copies of the prospectus or preliminary prospectus to the Investors will be subject to the receipt by the Company of reasonable assurances from the Investors that the Investors will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses;

     (e) File documents required of the Company for normal blue sky clearance in states specified in writing by the Investors and use its best efforts to maintain such blue sky qualifications during the period the Company is required to maintain the effectiveness of the Registration Statement pursuant to Section 6.1(c); provided, however, that the Company will not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented;

     (f) Bear all expenses in connection with the procedures in paragraph (a) through (e) of this Section 6.1 and the registration of the Shares pursuant to the Registration Statement;

     (g) Advise the Investors, promptly after it receives notice or obtains knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation or threat of any proceeding for that purpose; and it will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

     (h) Will timely file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder (or, if the Company is not required to file such reports, it will, upon the request of the Investors made after the first anniversary of the Closing Date, make publicly available such information as necessary to permit sales pursuant to Rule 144 under the Securities Act), and it will take such further action as the Investors may reasonably request, all to the extent required from time to time to enable the Investors to sell Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC. Upon the request of the Investors, the Company will deliver to such holder a written statement as to whether it has complied with such information and requirements.

     Notwithstanding anything to the contrary herein, the Registration Statement shall cover only the Shares, plus any shares deemed to be covered by the Registration Statement pursuant to Rule 416 under the Securities Act.

     6.2   Transfer of Securities After Registration; Suspension.

     (a) Each of the Investor agrees that it will not effect any disposition of the Securities or its right to purchase the Securities that would constitute a sale within the meaning of the Securities Act except as contemplated in the Registration Statement and as described below or as otherwise permitted by law, and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Investor or its plan of distribution.

     (b) Except in the event that paragraph (c) below applies, the Company will (i) if deemed necessary by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Shares being sold thereunder, the prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) provide to the Investors copies of any documents filed pursuant to Section 6.2(b)(i), and (iii) inform each Investor that the Company has complied with its obligations in Section 6.2(b)(i) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Investors to that effect, will use its best efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Investors when the amendment has become effective).

     (c) Subject to paragraph (d) below, in the event (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus or for additional information,
(ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, or (iv) of any event or circumstance which, upon the advice of its counsel, necessitates the making of any changes in the Registration Statement or prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or any omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, then the Company will deliver a certificate in writing to the Investors (the "Suspension Notice") to the effect of the foregoing and, upon receipt of such Suspension Notice, the Investors will refrain from selling any Shares pursuant to the Registration Statement (a "Suspension") until the Investors receive copies of a supplemented or amended prospectus prepared and filed by the Company, or until the Investors are advised in writing by the Company that the current prospectus may be used, and have received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such prospectus. In the event of any Suspension, the Company will use its best efforts to cause the use of the prospectus so suspended to be resumed within twenty (20) business days after the delivery of a Suspension Notice to the Investors. In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Investors, the Investors will be entitled to specific performance in the event that the Company fails to comply with the provisions of this Section 6.2(c).

     (d) Notwithstanding the foregoing paragraphs of this Section 6.2, the Investors will not be prohibited from selling Shares under the Registration Statement as a result of Suspensions on more than three occasions of not more than twenty (20) days each in any twelve-month period, unless, in the good faith judgment of the Company's Board of Directors, upon the written advice of counsel, the sale of Shares under the Registration Statement in reliance on this paragraph 6.2(d) would be reasonably likely to cause a violation of the Securities Act or the Exchange Act and result in liability to the Company.

     (e) Provided that a Suspension is not then in effect, the Investors may sell Shares under the Registration Statement, provided that they comply with all applicable prospectus delivery requirements. Upon receipt of a request therefor, the Company has agreed to provide, at its own expense, an adequate number of current prospectuses to the Investors and to supply copies to any other parties requiring such prospectuses.

     (f) In the event of a sale of Shares by an Investor pursuant to the Registration Statement, the Investor shall deliver to the Company's transfer agent, with a copy to the Company, a Certificate of Subsequent Sale substantially in the form attached hereto as Exhibit C, and its certificate evidencing the Shares, so that the Shares may be properly transferred.

     6.3 Indemnification. For the purpose of this Section 6.3 only, the term "Selling Shareholder" will include the Investors and any officer, director, employee or affiliate of an Investor, the term "Registration Statement" will include the prospectus in the form first filed with the SEC pursuant to Rule 424
(b) of the Securities Act or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) filing is required, and any exhibit, supplement or amendment included in or relating to the Registration Statement referred to in Section 6.1, and the term "untrue statement" will include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     (a) The Company agrees to indemnify and hold harmless each Selling Shareholder from and against any losses, claims, damages or liabilities to which such Selling Shareholder may become subject (under the Securities Act or otherwise) insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any breach of the representations or warranties of the Company contained herein or failure to comply with the covenants and agreements of the Company contained herein,
(ii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Selling Shareholder for any reasonable legal expenses and any other actual, accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company will not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Selling Shareholder specifically for use in preparation of the Registration Statement or the failure of such Selling Shareholder to comply with its covenants and agreements contained in Section 6.2 hereof or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Selling Shareholder prior to the pertinent sale or sales by the Selling Shareholder. The Company will reimburse each Selling Shareholder for the amounts provided for herein within a reasonable period of time after demand thereof.

     (b) Each of the Investors agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure to comply with the covenants and agreements contained in Section 6.2 hereof, or (ii) any untrue statement of a material fact contained in the Registration Statement or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading if such untrue statement or omission was made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in preparation of the Registration Statement, and the Investor will reimburse the Company (or such officer, director or controlling person), as the case may be, for any reasonable legal expenses and any other actual, accountable out-of-pocket expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim.

     (c) Promptly after receipt by any indemnified person of a notice of a claim or the beginning of any action in respect of which indemnity is to be sought against an indemnifying person pursuant to this Section 6.3, such indemnified person will notify the indemnifying person in writing of such claim or of the commencement of such action, but the omission to so notify the indemnifying person will not relieve it from any liability which it may have to any indemnified person under this Section 6.3 (except to the extent that such omission materially and adversely affects the indemnifying person's ability to defend such action) or from any liability otherwise than under this Section 6.3. Subject to the provisions hereinafter stated, in case any such action will be brought against an indemnified person, the indemnifying person will be entitled to participate therein, and, to the extent that it will elect by written notice delivered to the indemnified person promptly after receiving the aforesaid notice from such indemnified person, will be entitled to assume the defense thereof, with counsel reasonably satisfactory to such indemnified person. After notice from the indemnifying person to such indemnified person of its election to assume the defense thereof, such indemnifying person will not be liable to such indemnified person for any legal expenses subsequently incurred by such indemnified person in connection with the defense thereof; provided, however, that if there exists or will exist a conflict of interest that would make it inappropriate, in the opinion of counsel to the indemnified person, for the same counsel to represent both the indemnified person and such indemnifying person or any affiliate or associate thereof, the indemnified person will be entitled to retain its own counsel at the expense of such indemnifying person; provided, however, that no indemnifying person will be responsible for the fees and expenses of more than one separate counsel (together with appropriate local counsel) for all indemnified parties. In no event will any indemnifying person be liable in respect of any amounts paid in settlement of any action unless the indemnifying person will have approved the terms of such settlement, provided that such consent will not be unreasonably withheld. No indemnifying person will, without the prior written consent of the indemnified person, effect any settlement of any pending or threatened proceeding in respect of which any indemnified person is or could have been a party and indemnification could have been sought hereunder by such indemnified person, unless such settlement includes an unconditional release of such indemnified person from all liability on claims that are the subject matter of such proceeding.

     (d) If the indemnification provided for in this Section 6.3 is unavailable to or insufficient to hold harmless an indemnified person under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying person will contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Investor, as well as any other Selling Shareholders under the Registration Statement on the other hand in connection with the statements or omissions or other matters which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative fault will be determined by reference to, among other things, in the case of an untrue statement, whether the untrue statement relates to information supplied by the Company on the one hand or an Investor or other Selling Shareholder on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement. The Company and the Investors agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Investors and other Selling Shareholders were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) will be deemed to include any legal or other expenses reasonably incurred by such indemnified person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), an Investor will not be required to contribute any amount in excess of the amount by which the net amount received by the Investor from the sale of the Shares to which such loss relates exceeds the amount of any damages which such Investor has otherwise been required to pay by reason of such untrue statement. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     (e) Each of the Investors hereby acknowledges that it is a sophisticated business person who was represented by counsel during the negotiations regarding the provisions hereof including, without limitation, the provisions of this
Section 6.3, and is fully informed regarding said provisions. Each of the Investors further acknowledges that the provisions of this Section 6.3 fairly allocate the risks involved in the transactions contemplated by this Agreement. Each of the Investors and the Company are advised that federal or state public policy as interpreted by the courts in certain jurisdictions may be contrary to certain of the provisions of this
Section 6.3, and each of the Investor and the Company hereby expressly waive and relinquish any right or ability to assert such public policy as a defense to a claim under this Section 6.3 and further agree not to attempt to assert any such defense.

          6.4 Termination of Conditions and Obligations. The conditions precedent imposed by Section 5 or this Section 6 upon the transferability of the Shares will cease and terminate as to any particular number of the Shares when such Shares will have been effectively registered under the Securities Act and sold or otherwise disposed of in accordance with the intended method of disposition set forth in the plan of distribution disclosed in the Registration Statement covering such Shares or at such time as an opinion of counsel reasonably satisfactory to the Company will have been rendered to the effect that such conditions are not necessary in order to comply with the Securities Act.

          6.5 Information Available. So long as the Registration Statement is effective covering the resale of Shares owned by an Investor, the Company will furnish to such Investor:

          (a) As soon as practicable after it is available, one copy of (i) its Annual Report to Shareholders (which Annual Report will contain financial statements audited in accordance with generally accepted accounting principles by a national firm of certified public accountants), (ii) its Annual Report on Form 10-K and (iii) its Quarterly Reports on Form 10-Q (the foregoing, in each case, excluding exhibits);

          (b) Upon the request of an Investor, all exhibits excluded by the parenthetical to subparagraph (a) of this Section 6.5 as filed with the SEC and all other information that is made available to shareholders of the Company; and

          (c) Upon the reasonable request of an Investor, an adequate number of copies of the prospectuses to supply to any other party requiring such prospectuses; and upon the reasonable request of the Investor, an executive officer of the Company (or an appropriate designee identified by the Company) will meet with the Investor or a representative thereof at the Company's headquarters to discuss all information relevant for disclosure in the Registration Statement covering the Shares and will otherwise cooperate with any Investor conducting an investigation for the purpose of reducing or eliminating such Investor's exposure to liability under the Securities Act, including the reasonable production of information at the Company's headquarters; provided, however, that the Company will not be required to disclose any confidential information to or meet at its headquarters with any Investor until and unless the Investor will have entered into a confidentiality agreement in form and substance reasonably satisfactory to the Company with the Company with respect thereto.

          (d) The documents required to be delivered by the Company pursuant to this Agreement, except for the prospectus or preliminary prospectus required to be delivered pursuant to Section 6.1(d) herein, may be delivered to an Investor in electronic form to the e-mail address provided to the Company by the Investor.

          6.6 Form D Filing. The Company will file with the SEC a Notice of Sale of Securities on Form D with respect to the Securities, as required under Regulation D under the Securities Act, no later than fifteen (15) days after the Closing Date, and will file on a timely basis, as applicable, a Form D with all states that require such a filing.

                                  VII. Notices

          All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, by facsimile or e-mail, or (b) if delivered from outside the United States, by international express courier, facsimile or e-mail. All such notices will be deemed given (i) if delivered by first-class registered or certified mail, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed, and (iv) if delivered by facsimile or e-mail, upon electronic confirmation of receipt and will be delivered as addressed to the e-mail address furnished by the parties to each other or by mail as follows:

                  (A)   If to the Company, to:

                        MGI PHARMA, Inc.
                        5775 West Old Shakopee Road
                        Suite 100
                        Bloomington, Minnesota 55437
                        Attn: William C. Brown, Chief Financial Officer

                  (B)   With a copy to:

                        Dorsey & Whitney, LLP
                        Suite 1500
                        50 South Sixth Street
                        Minneapolis, Minnesota 55402
                        Attn: Timothy S. Hearn, Esq.

                  (C)   If to the Investors, to:

                        Deerfield Management Company
                        780 Third Avenue--37/th/ Floor
                        New York, New York 10017
                        Attn: Arnold Snider

          (D)        With a copy to:

                     Seward & Kissel LLP
                     One Battery Park Plaza
                     New York, New York 10004
                     Attn: Gary Wolfe, Esq.

                               VIII. Miscellaneous

          8.1 Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Investors.

          8.2 Headings. The headings of the various sections and subsections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement and do not affect its interpretation.

          8.3 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.

          8.4 Governing Law; Jurisdiction and Venue. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of Minnesota, without giving effect to the principles of conflicts of law. The Company hereby consents to the non-exclusive jurisdiction of any court in the State of New York, County of New York and waives any objection based on venue or forum non conveniens with respect to any action arising under or related to this Agreement.

          8.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

         IN WITNESS WHEREOF, the Company and the Investors have executed this Convertible Note and Warrant Purchase Agreement as of the date first above written.

MGI PHARMA, INC.                          DEERFIELD PARTNERS, L.P.


By:    /s/ William C. Brown               By:    /s/ Arnold H. Snider
   -------------------------------           -------------------------------
Name:  William C. Brown                   Name:  Arnold H. Snider
     -----------------------------             -----------------------------
Title: CFO                                Title: General Partner
      ----------------------------              ----------------------------



                                          DEERFIELD INTERNATIONAL LIMITED

                                          By:    /s/ Arnold H. Snider
                                             -------------------------------
                                          Name:  Arnold H. Snider
                                               -----------------------------
                                          Title: General Partner
                                                ----------------------------

                                                                      Schedule 1

CONVERTIBLE PROMISSORY NOTES
----------------------------
Conversion price per share:            $            7.00     $            8.75       $           10.50

Deerfield Partners, L.P.
Number of shares:                                743,856               297,143                 297,144
Principal amount:                      $    5,206,992.00     $    2,600,001.00       $    3,120,012.00  $  10,927,005.00

Deerfield International Limited
Number of shares:                                684,714               274,285                 274,286
Principal amount:                      $    4,792,998.00     $    2,399,994.00       $    2,880,003.00  $  10,072,995.00

                                       ---------------------------------------------------------------------------------
Total
------
Number of shares:                              1,428,570               571,428                 571,430         2,571,428
Principal amount:                      $    9,999,990.00     $    4,999,995.00       $    6,000,015.00  $  21,000,000.00
Weighted average price per share:                                                                       $           8.17

WARRANTS
--------

Exercise price per share:                                    $            8.75       $           10.50

Deerfield Partners, L.P.
Number of shares:                                                      104,000                 104,000

Deerfield International Limited
Number of shares:                                                       96,000                  96,000

Exhibits

Exhibit A    Form of Convertible Promissory Note
Exhibit B    Form of Common Stock Purchase Warrant
Exhibit C    Certificate of Subsequent Sale